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Exhibit 99.2

The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures, ratios, and trends used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended September 30, 2004, and September 30, 2003. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
Third Quarter
(UNAUDITED)
(In Millions, except per share data and margins)

	Three Months Ended September 30, 2004					Three Months Ended September 30, 2003
		Items Impacting Results					Items Impacting Results
												% Change— After Considering Items (Non-GAAP)
	Reported (GAAP)	Asset Write- downs	Resolution of Tax Matters	German Deferred Tax Asset	After Considering Items (Non-GAAP)	Reported (GAAP)	Charges Related to Streamlining Initiatives	Gain on Issuance of Stock by Equity Investee	Charge Related to the Write Down of Assets in Latin America	After Considering Items (Non-GAAP)	% Change— Reported (GAAP)
Net Operating Revenues	$5,662				$5,662	$5,671				$5,671	—	—
Cost of goods sold	2,052				2,052	2,168				2,168	(5)	(5)

Gross Profit	3,610				3,610	3,503				3,503	3	3
Selling, general and administrative expenses	2,121				2,121	1,997				1,997	6	6
Other operating charges	392	$(392)			—	55	$(43)		$(12)	—	—	—

Operating Income	1,097	392			1,489	1,451	43	—	12	1,506	(24)	(1)
Interest income	39				39	37				37	5	5
Interest expense	47				47	42				42	12	12
Equity income	180				180	86			95	181	109	(1)
Other income (loss) — net	(34)				(34)	(42)				(42)	—	—
Gain on issuance of stock by equity investees	—				—	8		$(8)		—	—	—

Income Before Income Taxes	1,235	392			1,627	1,498	43	(8)	107	1,640	(18)	(1)
Income taxes	300	141	$39	$(75)	405	275	12	(3)	3	287	9	41

Net Income	$935	$251	$(39)	$75	$1,222	$1,223	$31	$(5)	$104	$1,353	(24)	(10)

Diluted Net Income Per Share	$0.39	$0.10	$(0.02)	$0.03	$0.50	$0.50	$0.01	$—	$0.04	$0.55	(22)	(9)

Average Shares Outstanding — Diluted	2,424	2,424	2,424	2,424	2,424	2,458	2,458	2,458	2,458	2,458	(1)	(1)

Gross Margin	63.8%				63.8%	61.8%				61.8%
Operating Margin	19.4%				26.3%	25.6%				26.6%
Effective Tax Rate*	24.3%				25.0%	18.4%				17.5%

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting changes negatively impacting net income are reflected as increases to reported net income. Gains positively impacting net income are reflected as deductions to reported net income.

*Effective Tax Rate calculated on full figures.

The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures, ratios, and trends used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the nine months ended September 30, 2004, and September 30, 2003. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
September Year-to-Date
(UNAUDITED)
(In Millions, except per share data and margins)

	Nine Months Ended September 30, 2004							Nine Months Ended September 30, 2003
		Items Impacting Results							Items Impacting Results
	Reported (GAAP)	Tax Settlement at Coca-Cola Femsa	Gain on Issuance of Stock by Equity Investee	Asset Write-downs	Resolution of Tax Matters	German Deferred Tax Asset	After Considering Items (Non-GAAP)	Reported (GAAP)	Charges Related to Streamlining Initiatives	Gain on Vitamin Settlement	Gain on Issuance of Stock by Equity Investee	Charge Related to the Write Down of Assets in Latin America	After Considering Items (Non-GAAP)	% Change— Reported (GAAP)	% Change— After Considering Items (Non-GAAP)
Net Operating Revenues	$16,705						$16,705	$15,868					$15,868	5	5
Cost of goods sold	5,835						5,835	5,912		$52			5,964	(1)	(2)

Gross Profit	10,870						10,870	9,956	—	(52)			9,904	9	10
Selling, general and administrative expenses	6,039						6,039	5,543					5,543	9	9
Other operating charges	480			$(480)			—	284	$(272)			$(12)	—	—	—

Operating Income	4,351			480			4,831	4,129	272	(52)	—	12	4,361	5	11
Interest income	106						106	138					138	(23)	(23)
Interest expense	138						138	130					130	6	6
Equity income	496	$(37)					459	325				95	420	53	9
Other income (loss) — net	(64)						(64)	(99)					(99)	—	—
Gain on issuance of stock by equity investees	49		$(49)				—	8			$(8)		—	—	—

Income Before Income Taxes	4,800	(37)	(49)	480			5,194	4,371	272	(52)	(8)	107	4,690	10	11
Income taxes	1,154	(13)	(19)	171	$80	$(75)	1,298	951	95	(18)	(3)	3	1,028	21	26

Net Income	$3,646	$(24)	$(30)	$309	$(80)	$75	$3,896	$3,420	$177	$(34)	$(5)	$104	$3,662	7	6

Diluted Net Income Per Share*	$1.50	$(0.01)	$(0.01)	$0.13	$(0.03)	$0.03	$1.60	$1.39	$0.07	$(0.01)	$—	$0.04	$1.49	8	7

Average Shares Outstanding — Diluted	2,434	2,434	2,434	2,434	2,434	2,434	2,434	2,465	2,465	2,465	2,465	2,465	2,465	(1)	(1)

Gross Margin	65.1%						65.1%	62.7%					62.4%
Operating Margin	26.0%						28.9%	26.0%					27.5%
Effective Tax Rate	24.0%						25.0%	21.8%					21.9%

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting changes negatively impacting net income are reflected as increases to reported net income. Gains positively impacting net income are reflected as deductions to reported net income.

*Certain items may not add across due to rounding.

The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures, ratios, and trends used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended September 30, 2004, and September 30, 2003. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
Operating Income by Segment

Third Quarter
(UNAUDITED)
(In Millions)

	Operating Income Three Months Ended September 30, 2004			Operating Income Three Months Ended September 30, 2003
		Item Impacting Results			Items Impacting Results
	Reported (GAAP)	Asset Write-downs	After Considering Items (Non-GAAP)	Reported (GAAP)	Charges Related to Streamlining Initiatives	Charge Related to the Write Down of Assets in Latin America	After Considering Items (Non-GAAP)	% Change— Reported (GAAP) Fav. / (Unfav.)	% Change— After Considering Items (Non-GAAP) Fav. / (Unfav.)
Operating Segment
North America	$377		$377	$361	$13		$374	4	1
Africa	83		83	65	1		66	28	26
Asia	451	$15	466	410			410	10	14
Europe, Eurasia & Middle East	160	371	531	589	23		612	(73)	(13)
Latin America	266		266	250	1	$12	263	6	1
Corporate	(240)	6	(234)	(224)	5		(219)	(7)	(7)

Consolidated	$1,097	$392	$1,489	$1,451	$43	$12	$1,506	(24)	(1)

Note: Items to consider for comparability include primarily charges, and gains. Charges negatively impacting operating income are reflected as increases to reported operating income. Gains positively impacting operating income are reflected as deductions to reported operating income.

The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures, ratios, and trends used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the nine months ended September 30, 2004, and September 30, 2003. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
Operating Income by Segment

September Year-to-Date
(UNAUDITED)
(In Millions)

	Operating Income Nine Months Ended September 30, 2004			Operating Income Nine Months Ended September 30, 2003
		Item Impacting Results			Items Impacting Results
										% Change— After Considering Items (Non-GAAP) Fav. / (Unfav.)
	Reported (GAAP)	Asset Write-downs	After Considering Items (Non-GAAP)	Reported (GAAP)	Charges Related to Streamlining Initiatives	Gain on Vitamin Settlement	Charge Related to the Write Down of Assets in Latin America	After Considering Items (Non-GAAP)	% Change— Reported (GAAP) Fav. / (Unfav.)
Operating Segment
North America	$1,248	$18	$1,266	$1,017	$147			$1,164	23	9
Africa	239		239	183	1			184	31	30
Asia	1,411	15	1,426	1,244				1,244	13	15
Europe, Eurasia & Middle East	1,422	377	1,799	1,531	92			1,623	(7)	11
Latin America	781	6	787	725	4		$12	741	8	6
Corporate	(750)	64	(686)	(571)	28	$(52)		(595)	(31)	(15)

Consolidated	$4,351	$480	$4,831	$4,129	$272	$(52)	$12	$4,361	5	11

Note: Items to consider for comparability include primarily charges, and gains. Charges negatively impacting operating income are reflected as increases to reported operating income. Gains positively impacting operating income are reflected as deductions to reported operating income.

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  Exhibit 99.2
THE COCA-COLA COMPANY AND SUBSIDIARIES Reconciliation of GAAP to Non-GAAP Financial Measures Third Quarter (UNAUDITED) (In Millions, except per share data and margins)